EXHIBIT 10.2











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                         STOCK PLEDGE AGREEMENT


                           dated June 30, 2005

                                between

                        BROOKSTREET CAPITAL CORP.

                                             Pledgor

                                  and

                       PENDER INTERNATIONAL, INC.

                                             Pledgee



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                          STOCK PLEDGE AGREEMENT
                          ----------------------


          AGREEMENT, dated June 30, 2005, between BROOKSTREET CAPITAL CORP., a Delaware corporation, having an address at c/o William J. Reilly, Esq., 401 Broadway, Suite 912, New York, NY 10013 ("Pledgor"), and PENDER INTERNATIONAL, INC., a Delaware corporation, having an address at 123 Commerce Valley Drive East, #300, Thornhill, ON L3T 7W8 Canada , ("Pledgee").

                           W I T N E S S E T H:
                           --------------------

          WHEREAS, concurrently herewith Pledgee is lending to Pledgor the sum of US$250,000.00, as evidenced by a Promissory Note of even date herewith (the "Note"); and

          WHEREAS, in order to induce Pledgee to make said loan, Pledgor has agreed to pledge to Pledgee, as security for the loan, the 100 shares of stock of MONTEBELLO DEVELOPMENTS CORP. (the "Shares"), a corporation organized under the laws of Ontario;

          NOW THEREFORE, in consideration of Ten Dollars, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Pledge Of The Shares. Pledgor hereby pledges the Shares to Pledgee to secure the full and prompt payment all principal and interest due or to become due under the aforesaid Note.

          2. Pledgor's Representations And Warranties. Pledgor hereby represents and warrants to Pledgee that:

     (a) There are no restrictions upon the transfer of any of the Shares, other than may appear on the face of the certificates, and Pledgor has the right to transfer the Shares free of any encumbrance without the consent of any person or entity.

     (b) Pledgor has the power to execute, deliver and perform the provisions of this Agreement and all instruments and documents delivered or to be delivered pursuant hereto, and has taken or caused to be taken all necessary or appropriate actions to authorize the execution, delivery and performance of this Agreement and all such instruments and documents.

     (c) Pledgor is the legal and equitable owner of the Shares, free and clear of all security interests, liens, claims and encumbrances of every kind and nature.

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          3.  Protection Of The Shares.  Pledgor shall defend the title to the
Shares against all claims and demands whatsoever. Pledgor shall not sell, exchange, assign, transfer or otherwise dispose of the Shares, and shall not pledge, encumber, hypothecate, mortgage, create a lien on or security interest in the Shares, without the prior written consent of Pledgee in each instance.

          During the term of this Agreement, and so long as there has not occurred an Event of Default, Pledgor shall have the right to vote the Shares on all corporate questions, and Pledgee shall execute due and timely proxies in favor of Pledgor to that end.

          In the event that during the term of this Agreement any dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Corporation, all new, substituted and additional Shares or other securities issued by reason of any such change immediately shall be assigned and delivered by Pledgor to Pledgee and shall be held by Pledgee pursuant to this Agreement.

          In the event that during the term of this Agreement any warrants or other rights or options shall be issued in connection with the Shares, such warrants, rights and options immediately shall be assigned and delivered by Pledgor to Pledgee and shall be held by Pledgee pursuant to this Agreement.

          4. Default. The occurrence of any one or more of the following events (hereinafter referred to as "Events of Default") shall constitute a default hereunder:

     (a) If Pledgor shall default in the payment of any principal or interest due under the Note; or

     (b) If Pledgor shall fail to pay, perform or observe any material covenant, agreement, term or provision of this Agreement; or

     (c) If any representation, warranty or other statement of fact herein or in any writing, certificate, report or statement at any time furnished to Pledgee pursuant to or in connection with this Agreement or the Note shall be false or misleading in any material respect; or

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     (d)  If Pledgor shall:  admit in writing its inability to pay its debts generally as they become due; file a petition for relief under the bankruptcy laws or a petition to take advantage of any insolvency act; make an assignment for the benefit of creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or the whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State; or if Pledgor shall be adjudged a bankrupt or insolvent, or a court of competent jurisdiction shall enter any order, judgment or decree appointing a receiver, trustee, liquidator or conservator of Pledgor or of the whole or any substantial part of the property of Pledgor or approves a petition filed against Pledgor seeking reorganization or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State.

     (e) If all or any part of the Shares shall be sold, transferred or assigned, or shall be further encumbered, hypothecated, mortgaged, or made subject to any other lien or security interest, without the prior written consent of Pledgee.

          5. Rights And Remedies. Pledgee shall have all rights and remedies provided by the Uniform Commercial Code in effect in the State of New York on the date hereof.

          6. Release Of The Shares. Upon payment in full of the Note and any other sums due Pledgee hereunder, Pledgee shall deliver to Pledgor the Shares and any other collateral held hereunder.

          7. Notices. All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been properly given if sent by registered or certified mail, return receipt requested, addressed to the parties at their respective addresses herein above set forth, or at such other addresses as the parties may designate in writing. Pledgor immediately shall notify Pledgee of any change in the address of Pledgor or discontinuance of the place of business or residence of Pledgor.

          8. Modification And Waiver. No modification or waiver of any provision of this Agreement, and no consent by Pledgee to any breach thereof by Pledgor, shall be effective unless such modification or waiver shall be in writing and signed by Pledgee, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing. No course of dealing between Pledgor and Pledgee in exercising any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

          9. Applicable Law. This Agreement shall be construed in accordance with and shall be governed by the laws of the State of Delaware.

          10. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement on the date first above written.




                                              BROOKSTREET CAPITAL CORP.
     ATTEST:
                                              Per /s/ Karen Lam
                                                  ---------------------------
                                                  KAREN LAM, President

     Per /s/ Karen Lam
         --------------------------
         Secretary




                                              PENDER INTERNATIONAL, INC.
     ATTEST:
                                              Per /s/ Kalson Jang
                                                  ---------------------------
                                                  KALSON JANG, Chairman

     Per /s/ Minh-Ngoc Pham
         --------------------------
         Secretary

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